As filed with the Securities and Exchange Commission on May 18, 2011

Registration No. 333-160926

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

CINTAS CORPORATION NO. 2
CINTAS CORPORATION

Subsidiary Guarantors Identified Below
(“subsidiary guarantors”)
(Exact name of registrants as specified in their charters)

Cintas Corporation	Washington	31-1188630
Cintas Corporation No. 2	Nevada	31-1703809
	(State or other jurisdiction of incorporation or organization)	(IRS Employer
Identification No.)

6800 Cintas Boulevard
Cincinnati, Ohio  45262
(513) 459-1200
(Address, including zip code, and telephone number,
including area code, of registrants’ principal executive offices)

Thomas E. Frooman, Esq.
Vice President and Secretary – General Counsel
Cintas Corporation
6800 Cintas Boulevard
Mason, Ohio  45040
Phone:  (513) 754-3584
Facsimile:  (513) 754-3642
(Name, address, including zip code, and telephone
number, including area code, of agent for service)

With copies to:

Michael J. Solecki, Esq.
Jones Day
901 Lakeside Avenue
Cleveland, Ohio 44114
Phone:  (216) 586-3939
Facsimile:  (216) 579-0212

Approximate date of commencement of proposed sale to the public:  At such time (from time to time) after the effective date of this Post-Effective Amendment No. 1 to Registration Statement as the Registrants may determine in light of market conditions and other factors.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.   ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.   ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon the filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.   ☒

If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.   ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☐
(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

Title Of Each Class Of Securities To Be Registered	Amount To Be Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
Senior Debt Securities of Cintas Corporation No. 2 Guarantees of Senior Debt Securities of Cintas Corporation No. 2(2)

(1)               An indeterminate aggregate initial offering price of senior debt securities is being registered as may from time to time be offered at indeterminate prices.  In accordance with Rules 456(b) and 457(r), the Registrants are deferring payment of all of the registration fee.

(2)               The guarantees relate to the guarantees of senior debt securities by Cintas Corporation and the Subsidiary Guarantors.  No separate consideration will be received for the guarantees.  Pursuant to Rule 457(a), no separate registration fee is required with respect to the guarantees.

SUBSIDIARY GUARANTORS

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification No.	Address, Including ZIP Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices
Cintas Corporation No. 3	Nevada	88-0337154	Cintas Corporation 6800 Cintas Boulevard Cincinnati, Ohio 45262 (513) 459-1200
Cintas Corp. No. 8, Inc.	Nevada	31-1685130	Cintas Corporation 6800 Cintas Boulevard Cincinnati, Ohio 45262 (513) 459-1200
Cintas Corp. No. 15, Inc.	Nevada	31-1685137	Cintas Corporation 6800 Cintas Boulevard Cincinnati, Ohio 45262 (513) 459-1200
Cintas-RUS, L.P.	Texas	31-1685126	Cintas Corporation 6800 Cintas Boulevard Cincinnati, Ohio 45262 (513) 459-1200
Cintas Corporate Services, Inc.	Ohio	20-4877572	Cintas Corporation 6800 Cintas Boulevard Cincinnati, Ohio 45262 (513) 459-1200

EXPLANATORY NOTE

This Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-160926) is being filed for the purposes of (i) updating the Table of Subsidiary Guarantors to add an additional subsidiary registrant that may serve as a guarantor of some or all of our debt securities offered by any prospectus supplement and (ii) filing certain additional exhibits to the Registration Statement.  No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement.  Accordingly, the base prospectus is omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.   Other Expenses of Issuance and Distribution

The expenses in connection with the issuance and distribution of the securities being registered, other than underwriting discounts and commissions, are estimated below:

Securities and Exchange Commission registration fee		*
Trustee fees and expenses		**
Rating agency fees		**
Legal fees and expenses		**
Accounting fees and expenses		**
Miscellaneous		**
Total	$	**

*                 Because the amount to be registered consists of an unspecified amount of the debt securities as may from time to time be offered at indeterminate prices, in accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, the registrant is deferring payment of the registration fee.

**          Estimated expenses are presently not known and cannot be estimated.

Item 15.   Indemnification of Directors and Officers.

Cintas Corporation

Washington Business Corporation Act (“WBCA”), Section 23B.08.510, allows indemnification by Cintas Corporation to any person made or threatened to be made a party to any proceedings, other than a proceeding by or in the right of Cintas Corporation, by reason of the fact that he is or was a director, officer, employee or agent of Cintas Corporation, against expenses, including judgments and fines, if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of Cintas Corporation and, with respect to criminal actions, in which he had no reasonable cause to believe that his conduct was unlawful.  The WBCA provides that Cintas Corporation may not indemnify a director in connection with a proceeding in which a director was adjudged to be liable to the corporation or in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.  Indemnification in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.  Indemnifications are to be made by a majority vote of a quorum of disinterested directors; if a quorum of disinterested directors cannot be obtained, by a committee of at least two disinterested directors designated by the board of directors; by the written opinion of independent counsel; or by the shareholders, except that shares owned by or voted under the control of the directors who are at the time parties to the proceeding may not be voted.

Article V of Cintas Corporation’s Bylaws provides that indemnification shall be extended to any of the persons described above to the full extent permitted by the Washington Business Corporation Act.

Cintas Corporation also maintains, at its expense, directors and officers liability insurance which covers all of Cintas Corporation’s directors and officers and directors and officers of subsidiaries of Cintas Corporation, including Cintas Corporation No. 2, Cintas Corporation No. 3, Cintas Corp. No. 8, Inc., Cintas Corp. No. 15, Inc., Cintas Corporate Services, Inc. and Cintas—RUS, LP.  Cintas Corporation also has entered into indemnification agreements with its officers and directors providing for indemnification against certain liabilities to the fullest extent permitted under Washington law.

Cintas Corporation No. 2, Cintas Corporation No. 3, Cintas Corp. No. 8, Inc. and, Cintas Corp. No. 15, Inc. (the “Nevada Registrants”)

Each of the Nevada Registrants is organized under the laws of the State of Nevada.  The Nevada General Corporation Law (the “NGCL”) authorizes Nevada corporations to indemnify any person who was or is a party to any proceeding (other than an action by, or in the right of, the corporation), by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other entity, against liability reasonably incurred in connection with such proceeding, including any appeal thereof, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  In the case of an action by or on behalf of a corporation, indemnification may not be made if the person seeking indemnification is adjudged liable, unless the court in which such action was brought determines such person is fairly and reasonably entitled to indemnification. Any discretionary indemnification, unless ordered by a court, may be made by the corporation only as authorized by the stockholders, or by a majority vote of a quorum of disinterested directors, or if a majority vote of a quorum of disinterested directors so orders or cannot be obtained, indemnification is to be authorized by independent legal counsel in a written opinion.

The indemnification provisions of the NGCL require indemnification if a director, officer, employee or agent has been successful on the merits or otherwise in defense of any action, suit or proceeding to which he was a party by reason of the fact that he is or was a director, officer, employee or agent of the corporation.  The indemnification authorized under the NGCL is not exclusive and is in addition to any other rights granted to officers and directors under the Articles of Incorporation or By-laws of a corporation or any agreement between officers and directors and the corporation. A corporation may purchase and maintain insurance or furnish similar protection on behalf of any officer, director, employee or agent against any liability asserted against the officer, director, employee or agent and liability and expenses incurred by the officer, director, employee or agent in such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the NGCL.

Cintas—RUS, L.P.

The indemnification provided under the NGCL to directors, officers, employees or agents of Cintas Corp. No. 8, Inc., the general partner of Cintas—RUS, L.P., extends to situations where any such person was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other entity, including Cintas—RUS, L.P.  The indemnification provisions applicable to the directors, officers, employees and agents of Cintas Corp. No. 8, Inc. are discussed above.

Cintas Corporate Services, Inc.

Cintas Corporate Services, Inc. is organized under the laws of the State of Ohio.  Under the Ohio Revised Code (the “ORC”), Ohio corporations are authorized to indemnify directors, officers, employees and agents within prescribed limits and must indemnify them under certain circumstances. The ORC does not provide statutory authorization for a corporation to indemnify directors, officers, employees and agents for settlements, fines or judgments in the context of derivative suits. However, it provides that directors (but not officers, employees or agents) are entitled to mandatory advancement of expenses, including attorneys’ fees, incurred in defending any action, including derivative actions, brought against the director, provided that the director agrees to cooperate with the corporation concerning the matter and to repay the amount advanced if it is proved by clear and convincing evidence that the director’s act or failure to act was done with deliberate intent to cause injury to the corporation or with reckless disregard for the corporation’s best interests.

The ORC does not authorize payment of judgments to a director, officer, employee or agent after a finding of negligence or misconduct in a derivative suit absent a court order. Indemnification is permitted, however, to the extent such person succeeds on the merits. In all other cases, if a director, officer, employee or agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, indemnification is discretionary except as otherwise provided by a corporation’s articles, code of regulations or by contract except with respect to the advancement of expenses of directors.

Under the ORC, a director is not liable for monetary damages unless it is proved by clear and convincing evidence that his or her action or failure to act was undertaken with deliberate intent to cause injury to the corporation or with reckless disregard for the best interests of the corporation. There is, however, no comparable provision limiting the liability of officers, employees or agents of a corporation. The statutory right to indemnification is not exclusive in Ohio, and Ohio corporations may, among other things, procure insurance for such persons.

Item 16.   Exhibits and Financial Statement Schedules.

Exhibit No.	Description

1*	Underwriting Agreement

4.1

Indenture, dated as of May 28, 2002, among Cintas Corporation No. 2, Cintas Corporation, the subsidiary guarantors named therein and U.S. Bank National Association (as successor trustee to Wachovia Bank, National Association), as Trustee (incorporated by reference to Exhibit 4.1 to Cintas Corporation’s Annual Report on Form 10-K (Commission No. 000-11399) for the fiscal year ended May 31, 2002)

4.2

First Supplemental Indenture, dated as of November 8, 2010, among Cintas Corporation No. 2, Cintas Corporation, the subsidiary guarantors named therein and U.S. Bank National Association (as successor trustee to Wachovia Bank, National Association), as Trustee

5**	Opinion of Keating Muething & Klekamp PLL

5.1	Opinion of Jones Day

12	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Ernst & Young LLP

23.2**	Consent of Keating Muething & Klekamp PLL (contained in Exhibit 5)

23.3	Consent of Jones Day (contained in Exhibit 5.1)

24.1

Powers of Attorney with respect to Cintas Corporation, Cintas Corporation No. 2, Cintas Corporation No. 3, Cintas Corp. No. 8, Inc., Cintas Corp. No. 15, Inc. and Cintas-RUS, L.P. (contained on the signature pages of the Registration Statement filed on July 7, 2009)

24.2	Power of Attorney with respect to Cintas Corporate Services, Inc. (contained on the signature pages of this post-effective amendment no. 1 to the Registration Statement)

25**	Statement of Eligibility of U.S. Bank National Association, as Trustee, on Form T-1

*	To be filed either by amendment or as an exhibit to a report filed under the Exchange Act, and incorporated herein by reference.
**	Previously filed.

Item 17.   Undertakings.

The undersigned registrant hereby undertakes:

1. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(i), (1)(ii) and (1)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this registration statement.

2. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

4. That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be a part of and included in the registration statement as of the earlier date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is a part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

5. That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Mason, State of Ohio, as of the 18th day of May, 2011.

CINTAS CORPORATION

By:	/s/ Scott D. Farmer
Scott D. Farmer
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

*	Chief Executive Officer and Director	May 18, 2011
Scott D. Farmer	(Principal Executive Officer)

*	Senior Vice President and Chief Financial Officer	May 18, 2011
William C. Gale	(Principal Financial and Principal Accounting Officer)

*	Chairman Emeritus	May 18, 2011
Richard T. Farmer

*	Chairman of the Board of Directors	May 18, 2011
Robert J. Kohlhepp

*	Director	May 18, 2011
Gerald S. Adolph

*	Director	May 18, 2011
James J. Johnson

*	Director	May 18, 2011
David C. Phillips

*	Director	May 18, 2011
Ronald W. Tysoe

Joseph M. Scaminace	Director

*                 The undersigned by signing his name hereto does sign and execute this Registration Statement on Form S-3 pursuant to the Power of Attorney executed by the above-named directors and officers of the Registrant, which was previously included in such Registration Statement on behalf of such directors and officers.

By:	/s/ Scott D. Farmer
Scott D. Farmer
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Mason, State of Ohio, as of the 18th day of May, 2011.

CINTAS CORPORATION NO. 2
CINTAS CORPORATION NO. 3
CINTAS CORP. NO. 8, INC.
CINTAS CORP. NO. 15, INC.

By:	/s/ Scott D. Farmer
Scott D. Farmer
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

*	Chief Executive Officer and Director	May 18, 2011
Scott D. Farmer	(Principal Executive Officer)

*	Vice President, Secretary, General Counsel and Director	May 18, 2011
Thomas E. Frooman

*	Director	May 18, 2011
Robert J. Kohlhepp

*	Director	May 18, 2011
Joseph D. Thomas

*	Senior Vice President and Chief Financial Officer	May 18, 2011
William C. Gale	(Principal Financial Officer and Principal Accounting Officer)

*                 The undersigned by signing his name hereto does sign and execute this Registration Statement on Form S-3 pursuant to the Power of Attorney executed by the above-named directors and officers of the Registrant, which was previously included in such Registration Statement on behalf of such directors and officers.

By:	/s/ Scott D. Farmer
Scott D. Farmer
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Mason, State of Ohio, as of the 18th day of May, 2011.

CINTAS CORPORATE SERVICES, INC.

By:	/s/ Scott D. Farmer
Scott D. Farmer
Chief Executive Officer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below whose name is preceded by an (*) hereby constitutes and appoints Scott D. Farmer and Thomas E. Frooman, and each of them acting individually, his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement and to sign any and all registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Scott D. Farmer	Chief Executive Officer and Director	May 18, 2011
*Scott D. Farmer

/s/ Thomas E. Frooman	Vice President, Secretary, General Counsel and Director	May 18, 2011
*Thomas E. Frooman

/s/ Robert J. Kohlhepp	Director	May 18, 2011
*Robert J. Kohlhepp

/s/ William C. Gale	Senior Vice President and Chief Financial Officer	May 18, 2011
*William C. Gale	(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Mason, State of Ohio, as of the 18th day of May, 2011.

CINTAS-RUS, L.P.

By:	CINTAS CORP. NO. 8, INC.
Its General Partner

By:	/s/ Scott D. Farmer
Scott D. Farmer
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

*	Chief Executive Officer, President and Director of	May 18, 2011
Scott D. Farmer	General Partner (Principal Executive Officer)

*	Vice President, Secretary, General Counsel and Director	May 18, 2011
Thomas E. Frooman	of General Partner

*	Director of General Partner	May 18, 2011
Joseph D. Thomas

*	Director of General Partner	May 18, 2011
Robert J. Kohlhepp

*	Senior Vice President and Chief Financial Officer of	May 18, 2011
William C. Gale	General Partner (Principal Financial Officer and Principal Accounting Officer)

*                 The undersigned by signing his name hereto does sign and execute this Registration Statement on Form S-3 pursuant to the Power of Attorney executed by the above-named directors and officers of the Registrant, which was previously included in such Registration Statement on behalf of such directors and officers.

By:	/s/ Scott D. Farmer
Scott D. Farmer
Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Description

1*	Underwriting Agreement

4.1

Indenture, dated as of May 28, 2002, among Cintas Corporation No. 2, Cintas Corporation, the subsidiary guarantors named therein and U.S. Bank National Association (as successor trustee to Wachovia Bank, National Association), as Trustee (incorporated by reference to Exhibit 4.1 to Cintas Corporation’s Annual Report on Form 10-K (Commission No. 000-11399) for the fiscal year ended May 31, 2002)

4.2

First Supplemental Indenture, dated as of November 8, 2010, among Cintas Corporation No. 2, Cintas Corporation, the subsidiary guarantors named therein and U.S. Bank National Association (as successor trustee to Wachovia Bank, National Association), as Trustee

5**	Opinion of Keating Muething & Klekamp PLL

5.1	Opinion of Jones Day

12	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Ernst & Young LLP

23.2**	Consent of Keating Muething & Klekamp PLL (contained in Exhibit 5)

23.3	Consent of Jones Day (contained in Exhibit 5.1)

24.1

Powers of Attorney with respect to Cintas Corporation, Cintas Corporation No. 2, Cintas Corporation No. 3, Cintas Corp. No. 8, Inc., Cintas Corp. No. 15, Inc. and Cintas-RUS, L.P. (contained on the signature pages of the Registration Statement filed on July 7, 2009)

24.2	Power of Attorney with respect to Cintas Corporate Services, Inc. (contained on the signature pages of this post-effective amendment no. 1 to the Registration Statement)

25**	Statement of Eligibility of U.S. Bank National Association, as Trustee, on Form T-1

*	To be filed either by amendment or as an exhibit to a report filed under the Exchange Act, and incorporated herein by reference.
**	Previously filed.